UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________________________________________

Date of Report (Date of earliest event reported): February 2, 2013

Med One Oak, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49999	13-4025362
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

9201 Pinecroft, The Woodlands, TX 77380
(Address of principal executive office including zip code)

(281) 348-4020
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreements

Employment Agreement for Key Executives

On February 3, 2014, Med One Oak, Inc. (“Med One” or the “Company”) entered into Executive Employment Agreement with Chase Chandler (“Chandler”). Under the Executive Employment Agreement, on February 3, 2014, Chandler became the President and Chief Executive Officer (“CEO”) of the Company. Chandler’s Executive Employment Agreement has an initial term of one year. During the initial term of the Executive Employment Agreement, the Company anticipates Chandler’s duties as President and CEO will not constitute a full time workload; accordingly, Chandler’s annual base salary during the initial term shall be $100,000. At the end of the initial term, the Executive Employment Agreement automatically renews for additional one-year periods unless the agreement is sooner terminated in accordance with the terms thereof. If at any time Chandler’s duties increase to a full time work load, Chandler’s annual salary will increase accordingly, as mutually agreed to between Chandler and the Company.

Chandler is eligible for annual performance bonuses upon satisfactory completion of one year of employment by the Company and thereafter upon attainment of mutually agreed goals and objectives. Such bonuses will be in amounts as the Board deems appropriate or as mutually agreed to. Chandler is entitled to participate in all employee savings and welfare benefit plans and other employee programs made available to the Company’s senior-level executives.

On January 1, 2014, the Executive Employment Agreement of Pamela J. Roth, the Company’s Executive Vice President and Chief Financial Officer (the “CFO”) automatically renewed for an additional one year period on January 1, 2014, at which time Roth’s annual salary was increased from $290,000 to $315,000, with all other terms remaining the same.

Consulting Services Agreement

On March 25, 2014, Med One entered into a Consulting Services Agreement with Apollo Hospital System LP (“Apollo Hospital”), whereby Med One will provide consulting services to Apollo Hospital. Services provided will include, but will not be limited to: accounting, financial, operational, project management, merger and acquisition, and general business advisory services. Services will be billed  at set hourly rates expected to range from $80 to $200 for professionals and $40 to $125 for support staff. The Consulting Services Agreement allows for termination, with a 30 day notice, at any time after an initial 90 day period, commencing on March 25, 2014.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 is hereby incorporated by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Director and Officer

Ivan Wood, Jr. resigned his positions as President, Chief Executive Officer and member of the Board of Directors of Med One Oak, Inc. (“Med One” or the “Company”) effective February 2, 2014, after serving in those positions since January 1, 2013. There were no disagreements between the Company and Mr. Wood on any matter.

Appointment of Executive Officers

On February 3, 2014, the Board appointed the following officers:

David P. Ellent, M.D.                       Chairman of the Board and Executive Vice President
Chase Chandler                                President and Chief Executive Officer

Pamela J. Roth                                Executive Vice President and Chief Financial Officer
Cindy West                                Executive Vice President, Chief Operating Officer, and Corporate Secretary

David P. Ellent, M.D., age 38, was elected to the Company’s Board as its Chairman on December 31, 2012. Dr. Ellent joined the Company as a Vice President on January 1, 2013 and was named Executive Vice President on February 3, 2014. Dr. Ellent is Board Certified in Internal Medicine and Medical Oncology and has worked with GHPMA/Greater Houston Cancer Clinic since 2007. Dr. Ellent’s education includes a B.A. in Biology from Rutgers University (1996); earning his Medical Degree from New Jersey Medical School (2000); completing an Internal Medicine residency program at the University of Medicine and Dentistry of New Jersey (2003) and a Hematology and Medical Oncology Fellowship at the University of Texas M.D. Anderson Cancer Center (2007). Dr. Ellent has participated in Hematology / Oncology related research programs and has been credited with multiple publications throughout his career. Dr. Ellent is not being compensated for his services as the Company’s Vice-President.

Chase Chandler age 33, was elected as the Company’s Chief Executive Officer and President on February 3, 2014.  Mr. Chandler is currently a partner at the law firm of Brunson Chandler & Jones, PLLC where he has worked since May 2013, focusing on securities and corporate law.  Prior to this, Mr. Chandler worked as an associate attorney at the law firm of Vincent & Rees from May 2007 until May 2013, where he focused on securities and corporate law.  Mr. Chandler graduated from the University of Utah, cum laude, with a B.S. degree in Finance and from the University of Utah S.J. Quinney College of Law.  Mr. Chandler is licensed to practice law in the State of Utah where he is a member of the Utah State Bar.  A description of Mr. Chandler’s employment agreement is set forth above under Item 1.01 and a copy of his employment agreement is attached hereto as Exhibit 99.1.

Pamela J. Roth, CPA, age 49, joined the Company as its Chief Financial Officer on January 1, 2013 and was named Executive Vice President and Chief Financial Officer on February 3, 2014. Prior to joining the Company and since 2010, Roth worked at Albeck, a private accounting and consulting organization, as a consulting partner. From 2005 until 2010, Roth was an audit partner with BDO USA, LLP. From 1987 until 2005, Roth held multiple positions with Ernst & Young, leaving as a senior manager, and also served as Associate Director of Financial Reporting for American General Corporation and as Assistant Controller for Transamerica Fund Management Company. Roth is a Texas licensed Certified Public Accountant and is an active member of the American Institute of CPAs and the Texas Society of Certified Public Accountants. She is a graduate of Texas A&M University and has served as a member of the Texas A&M University Accounting Advisory Council since 2006. Roth’s employment agreement was filed as Exhibit 10.2 to the Company’s Form 8-K filed January 7, 2013 and is further discussed above under Item 1.01.

Cynthia M. West, age 35, joined the Company as its Corporate Secretary on January 1, 2013 and was named Executive Vice President, Chief Operating Officer, and Corporate Secretary on February 3, 2014. Prior to joining the Company and since 2009, West was Chief Operating Officer of Greater Houston Physician Medical Association (“GHPMA”). Prior to 2009, West was the ancillary director for Houston Physicians Medical Association. West earned a B.S. in Nuclear Medicine Technology from the University of Central Arkansas. West does not have a written employment agreement with the Company.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.1	Executive Employment Agreement entered into by and between Med One Oak, Inc. and Chase Chandler, effective as of February 3, 2014.
99.2	Consulting Services Agreement entered into by and between Med One Oak, Inc. and Apollo Hospital dated March 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MED ONE OAK, INC.
(Registrant)

Date: March 28, 2014
By: /s/ Chase Chandler
Name: Chase Chandler
Title: President and Chief Executive Officer